                                                                    Exhibit 10.2




                   GUARANTY OF ORIGINAL OWNERS AND 1993 OWNERS

                              AMENDED AND RESTATED
                                PAYMENT GUARANTY

         This Amended and Restated Payment Guaranty (the "Guaranty") is made and entered into this ............. day of September, 1997, by [NAME OF GUARANTOR],
a Maryland general partnership (the "Guarantor"), for the benefit of WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation ("Lender"), whose address is 1593 Spring Hill Road, Suite 400, Vienna, Virginia 22182.

                                                     RECITALS

         A. Lender has agreed to execute that certain Master Credit Facility Agreement, dated the same date as this Agreement (as amended from time to time, the "Master Agreement"), pursuant to which, inter alia, Lender has agreed, subject to the terms, conditions and limitations of the Master Agreement, to loan to (and/or purchase existing loans of) each of the general partnerships set forth on Exhibit A to this Agreement, including Guarantor (the "Owners"), and The TC Property Company, a Maryland general partnership (the "Property Company") (collectively, the "Borrowers") from time to time Revolving Facility Advances and Base Facility Advances (each a "Loan" and, collectively, the "Loans") to be evidenced by the Revolving Facility Note and the Base Facility Notes (some of which may be amended and restated promissory notes), respectively, and secured by (i) a Multifamily Instrument (which may be an amended and restated deed of trust or mortgage) from each Owner, (ii) a Payment Guaranty (which may be an amended and restated payment guaranty) from each Owner for the benefit of the Lender guaranteeing the Guaranteed Obligations (each Owner's Payment Guaranty excludes from the definition of Guaranteed Obligations any Base Facility Note executed by such Owner and is secured by the Multifamily Instrument described in clause (i) above) (collectively, the "Guaranties"), (iii) certain Indemnity Security Instruments (which may be amended and restated deeds of trust or mortgages) executed by each Owner, (iv) as to the Revolving Facility Note and Property Company's Base Facility Note only, a pledge by Property Company and The Town and Country Holding Corporation of the general partnership interests of each Owner, and (v) other Security Documents executed by the Borrowers from time to time in accordance with the terms of the Master Agreement.

         B. This Guaranty is one of the Guaranties and amends and restates in its entirety that certain Guaranty dated August 23, 1993 purchased by Lender from The Town and Country Funding Corporation.

         C. Guarantor is affiliated with each of the other Borrowers and will receive a direct and material benefit from the Loans to the other Borrowers.

FANNIE MAE FULL PAYMENT GUARANTY                                  FORM 4502 3/94

                                     J(1)-1

         D. Lender is willing to make the Loans to the other Borrowers only if Guarantor agrees to guaranty all obligations of the other Borrowers under the Loan Documents.

         NOW, THEREFORE, in order to induce Lender to make the Loans to the other Borrowers, and in consideration thereof, Guarantor hereby agrees as follows:

         1. DEFINITIONS. All capitalized terms used but not defined in this Guaranty, including, without limitation, the terms "Loan Documents" and "TC Parties" shall have the meanings ascribed to such terms in the Master Agreement. The term "Notes" shall mean, collectively, the Base Facility Notes and the Revolving Facility Note, as amended from time to time. Any and all references in Sections 2 through 23 below to the term "Borrowers" and "TC Parties" shall be deemed to exclude Guarantor.

         2. GUARANTY OF PAYMENT. Subject to the terms and conditions of this Guaranty, Guarantor irrevocably, absolutely and unconditionally guarantee to Lender all of the following (collectively, the "Guaranteed Obligations"):

                  (1) The due and punctual payment of all principal of, interest on and other amounts which become due and payable by Borrowers under the Base Facility Notes (excluding the Base Facility Note executed by Guarantor), dated the same date as this Guaranty, executed by Borrowers (the Base Facility Notes are in the aggregate original principal amount equal to (i) Three Hundred Million and No/100 ($300,000,000.00) (the aggregate principal amount of all Base Facility Notes) minus (ii) the original principal amount of the Base Facility Note of the Guarantor, as more particularly shown on Exhibit A-2 to the Master Agreement), as amended and supplemented by any addendum to such Base Facility Notes, and any future amendments to such Base Facility Notes (collectively, the "Base Facility Notes"), and all renewals, extensions, modifications, amendments and restatements of the Base Facility Notes, including, without limitation, (i) all Base Facility Advances made from time to time to any Borrower and the interest accruing on such Base Facility Advances and (ii) any and all amendments and restatements of the Property Company Base Facility Note, including any such amendment and restatement which increases the indebtedness under the Property Company Base Facility Note;

                  (2) The due and punctual payment of all principal of, interest on and other amounts which become due and payable by Property Company under that certain Revolving Facility Note, dated the same date as this Guaranty, executed by Property Company in the original principal sum of Seventy Five Million and No/100 Dollars ($75,000,000.00) (the Revolving Facility Note, as amended and supplemented by any addendum to the Revolving Facility Note, and any future amendments to the Revolving Facility Note, is referred to as the "Revolving Facility Note"), and all renewals, extensions and modifications thereof,

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
         including, without limitation, all Revolving Facility Advances made from time to time and the interest accruing on the Revolving Facility Advances;

                  (3) The due and punctual payment of all principal of, interest on, and other amounts which become due and payable by Property Company under all Advance Confirmation Instruments for Revolving Facility Advances (the purpose of each of which is to create a physical instrument evidencing each Revolving Facility Advance), which principal, interest and other amounts does not represent a separate indebtedness from that evidenced by the Revolving Facility Note;

                  (4) The due and punctual payment of all amounts which become due and payable by the TC Parties under the Master Agreement or any other Loan Documents from time to time executed by the TC Parties;

                  (5) The due and punctual payment of all amounts which become due and payable by any of the Owners (excluding Guarantor) under the Security Instruments, or any other Loan Documents from time to time executed by the Owners (excluding Guarantor);

                  (8) The due and punctual performance of all obligations of the TC Parties under the Master Agreement, and all of the obligations of the TC Parties under any other Loan Documents from time to time executed by the TC Parties; and

                  (7) The due and punctual performance of all obligations of any of the Owners (other than Guarantor) under the Master Agreement, the Security Instruments, or any other Loan Documents (other than this Guaranty) from time to time executed by an Owner (other than Guarantor).

         This Guaranty shall not be enforced against Guarantor so as to require Guarantor to make a double payment to Lender with respect to any Guaranteed Obligation. From and after the earlier of (i) a demand upon any Borrower, including, without limitation, a notice given under Article XVI of the Master Agreement as to which an Event of Default in fact occurs (it being agreed, however, that no further notice in respect thereof or for claim hereunder be required to satisfy this condition), or (ii) the acceleration of any Note, this Guaranty shall be an unconditional guaranty of payment and not of collection. This Guaranty is in no way conditioned upon any attempt by Lender to pursue or exhaust any remedy against any Borrower. This Guaranty is a continuing guaranty which shall remain in full force and effect until all of the amounts, obligations and other matters described above have been paid and satisfied in full; and Guarantor shall not be released from any obligations to Lender under this Guaranty as long as any amount payable by any Borrower to Lender under the Loan Documents is not satisfied, settled or paid in full.


                                                                  FORM 4502 3/94

                                     J(1)-3

         3. FORM OF PAYMENT. All payments under this Guaranty shall be made to Lender in immediately available funds, without reduction by any recoupment, set-off, counterclaim or cross-claim against Lender.

         4. GUARANTOR'S OBLIGATIONS ARE ABSOLUTE. From and after the earlier of
(i) a demand upon any Borrower, including, without limitation, a notice given under Article XVI of the Master Agreement as to which an Event of Default in fact occurs (it being agreed, however, that no further notice in respect thereof or for claim hereunder be required to satisfy this condition), or (ii) the acceleration of any Note, the obligations of Guarantor under this Guaranty shall be absolute and unconditional. The obligations of Guarantor under this Guaranty shall not be subject to any counterclaim, set-off, recoupment, deduction or defense based upon any claim Guarantor may have against Lender or Borrowers and shall remain in full force and effect without regard to, and shall not be released, discharged or terminated or in any other way affected by, any circumstance or condition (whether or not Guarantor shall have any knowledge or notice thereof), including, without limitation:

         (a) any amendment or modification of, or extension of time for payment of any of the principal of, interest on or other amounts payable under, the Loan Documents (except that liability of Guarantor hereunder shall be deemed to apply to the Loan Documents as so amended or modified or to the payment of all amounts so extended);

         (b) any exercise or non-exercise by Lender of any right, power or remedy under or in respect of the Loan Documents, or any waiver, consent, forbearance, indulgence or other action, inaction or omission by Lender under or in respect of the Loan Documents;

         (c) any assignment, sale or other transfer of any Borrower's interest in all or any part of the real or personal property which at any time constitutes collateral for the payment of the Guaranteed Obligations, including, without limitation, a conveyance of such property by any Borrower to Lender by deed in lieu of foreclosure;

         (d) any bankruptcy, insolvency, reorganization, adjustment, dissolution, liquidation or other like proceeding involving or affecting any Borrower or Lender or their respective properties or creditors, or any action taken with respect to the Loan Documents by any trustee or receiver of Lender or any Borrower, or by any court, in any such proceeding;

         (e) any invalidity or unenforceability, in whole or in part, of any term or provision of the Loan Documents or any Borrower's incapacity or lack of authority to enter into the Loan Documents;

         (f) any release, compromise, settlement or discharge with respect to all or any portion of any Borrower's obligations under the Loan Documents;


                                                                  FORM 4502 3/94

                                     J(1)-4

         (g) any acceptance of additional or substituted collateral for payment of the Guaranteed Obligations or any release or subordination of any collateral held at any time by Lender as security for the payment of the Guaranteed Obligations;

         (h) any resort to Guarantor for payment of all or any portion of the Guaranteed Obligations, whether or not Lender shall have resorted to any collateral securing the Guaranteed Obligations or shall have proceeded to pursue or exhaust its remedies against any Borrower or any other Person primarily or secondarily liable for the Guaranteed Obligations, it being intended that Lender may pursue its rights hereunder at any time or times from and after the earlier of (i) a demand upon any Borrower, including, without limitation, a notice given under Article XVI of the Master Agreement as to which an Event of Default in fact occurs (it being agreed, however, that no further notice in respect thereof or for claim hereunder be required to satisfy this condition) or (ii) the acceleration of any Note; or

         (i) any waiver by Lender of any breach of the Loan Documents by any Borrower.

No exercise, delay in exercise or non-exercise by Lender of any right hereby given it, no dealing by Lender with any Borrower, Guarantor or any other Person, no change, impairment or suspension of any right or remedy of Lender, and no act or thing which, but for this provision, could act as a release or exoneration of the liabilities of Guarantor hereunder, shall in any way affect, decrease, diminish or impair any of the obligations of Guarantor hereunder or give Guarantor or any other Person any recourse or defense against Lender.

         5.       WAIVER.  Guarantor unconditionally waives the following:

         (a) notice of acceptance of this Guaranty and notice of any of the matters referred to in Section 4 hereof;

         (b) all notices which may be required by statute, rule of law or otherwise to preserve intact any rights which Lender may have against Guarantor under this Guaranty, including, without limitation, any demand, proof or notice of non-payment of any of the principal of, interest on or other amounts payable under the Loan Documents, and notice of any failure on the part of any Borrower to perform and comply with any covenant, agreement, term or condition of the Loan Documents;

         (c) any right to the enforcement, assertion or exercise of any right, power or remedy conferred upon Lender in the Loan Documents or otherwise;

         (d) any requirement that Lender act with diligence in enforcing its rights under the Loan Documents or this Guaranty;


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                                     J(1)-5

         (e) any right to require Lender to proceed against or exhaust its recourse against any Borrower or any security or collateral held by Lender at any time for the payment of the Guaranteed Obligations or to pursue any other remedy in its power before being entitled to payment from Guarantor under this Guaranty or before proceeding against Guarantor;

         (f) any failure by Lender to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of any Borrower or other Person;

         (g) any defense based upon an election of remedies by Lender which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor (after payment of the Guaranteed Obligations) to proceed against any Borrower for reimbursement, or both;

         (h) any defense based upon any taking, modification or release of any collateral for the Guaranteed Obligations, or any failure to perfect any security interest in, or the taking of, or failure to take any other action with respect to, any collateral securing payment of the Guaranteed Obligations;

         (i) any defense based upon the addition, substitution or release, in whole or in part, of any Person(s), including, without limitation, another guarantor, primarily or secondarily liable for or in respect of the Guaranteed Obligations;

         (j) any rights or defenses based upon an offset by Guarantor against any obligation now or hereafter owed to Guarantor by Borrower;

         (k) any defense of the statute of limitations in any action against Guarantor under this Guaranty; and

         (l) all other notices which may or might be lawfully waived by Guarantor;

it being the intention hereof that Guarantor shall remain liable as principal, to the extent set forth in this Guaranty, until the payment in full of the Guaranteed Obligations, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Guarantor other than the payment in full of the Guaranteed Obligations. No delay by Lender in exercising any rights and/or powers hereunder or in taking any action to enforce Borrower's obligations under the Loan Documents shall operate as a waiver as to such rights or powers or in any manner prejudice any and all of Lender's rights and powers hereunder against Guarantor. Notwithstanding the foregoing, Guarantor does not waive any right to receive notices to which it is expressly entitled under the terms of the Master Agreement. The intention of Guarantor under this Guaranty is that, so long as any of the Guaranteed Obligations remains unsatisfied, the obligations of Guarantor hereunder shall not be discharged except by performance and then only to the extent of such performance. Guarantor agrees that Guarantor's obligations hereunder shall not be affected by any circumstances, whether

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                                     J(1)-6
or not referred to in this Guaranty, which might constitute a legal or equitable discharge of a surety or guarantor.

         6. ELECTION OF REMEDIES. This Guaranty may be enforced from time to time, as often as occasion therefor may arise, and without any requirement that Lender must first pursue or exhaust any remedies available to it against any Borrower under the Loan Documents or against any other Person or resort to any collateral at any time held by it for performance of the Guaranteed Obligations or any other source or means of obtaining payment of any of the Guaranteed Obligations.

         7. EXPENSES. Guarantor agrees to pay all costs and out-of-pocket expenses, including court costs and expenses and the reasonable fees and disbursements of legal counsel, incurred by or on behalf of Lender in connection with the enforcement of Guarantor's obligations under this Guaranty or the protection of Lender's rights under this Guaranty. The covenants contained in this Section shall survive the payment of the Guaranteed Obligations.

         8. CONDITION OF BORROWERS. Guarantor is fully aware of the financial condition of each Borrower and is executing and delivering this Guaranty based solely upon Guarantor's own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement made by Lender. Guarantor represents and warrants that Guarantor is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning each Borrower's financial condition and any other matters pertinent hereto as Guarantor may desire and Guarantor is not relying upon or expecting Lender to furnish to Guarantor any information now or hereafter in Lender's possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of this type, which risks Guarantor acknowledges.

         9. FURTHER ASSURANCES. Guarantor agrees at any time and from time to time upon request by Lender to take, or cause to be taken, any action and to execute and deliver any additional documents which, in the opinion of Lender, may be necessary in order to assure to Lender the full benefits of this Guaranty.

         10. SUBORDINATION. Subject to the terms set forth in that certain Contribution Agreement executed by all Owners, including Guarantor, of even date herewith, Guarantor hereby irrevocably and unconditionally agrees that any claims, direct or indirect, Guarantor may have by subrogation or other form of reimbursement, including, without limitation, pursuant to said Contribution Agreement, against any Borrower or to any security or any interest therein, by virtue of this Guaranty or as a consequence of any payment made by Guarantor pursuant to this Guaranty, shall be fully subordinated in time and right of payment to the payment in full of the Guaranteed Obligations and all other obligations of Guarantor to Lender under this Guaranty.

                                                                  FORM 4502 3/94

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         11. NO SUBROGATION. Except as expressly provided in Section 10, above,
Guarantor shall not have any right of subrogation against any Borrower by reason of any payment by Guarantor under this Guaranty.

         12. INSOLVENCY AND LIABILITY OF BORROWER. So long as any of the Guaranteed Obligations is unpaid and this Guaranty is in effect, Guarantor agrees to file all claims against any Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in connection with indebtedness owed by such Borrower to Guarantor and to assign to Lender all rights of Guarantor thereunder up to the amount of such indebtedness. In all such cases the Person or Persons authorized to pay such claims shall pay to Lender the full amount thereof to the full extent necessary to pay the Guaranteed Obligations, and Guarantor hereby assigns to Lender all of Guarantor's rights to all such payments to which Guarantor would otherwise be entitled. Notwithstanding the foregoing, and except to the extent that any sums owed by any Borrower to Lender under the Loan Documents shall have been fully satisfied thereby, the liability of Guarantor hereunder shall in no way be affected by

         (a) the release or discharge of any Borrower in any creditors', receivership, bankruptcy or other proceedings; or

         (b) the impairment, limitation or modification of the liability of any Borrower or the estate of any Borrower in bankruptcy resulting from the operation of any present or future provisions of the Bankruptcy Code or other statute or from the decision in any court.

         13. PREFERENCES, FRAUDULENT CONVEYANCES, ETC. If Lender is required to refund, or voluntarily refunds, any payment received from any Borrower because such payment is or may be avoided, invalidated, declared fraudulent, set aside or determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds under the bankruptcy laws or for any similar reason, including, without limitation, any judgment, order or decree of any court or administrative body having jurisdiction over Lender or any of its property, or any settlement or compromise of any claim effected by Lender with any Borrower or other claimant (a "Rescinded Payment"), then Guarantor's liability to Lender shall continue in full force and effect, or Guarantor's liability to Lender shall be reinstated, as the case may be, with the same effect and to the same extent as if the Rescinded Payment had not been received by Lender, notwithstanding the cancellation or termination of any Note or any of the other Loan Documents. In addition, Guarantor shall pay, or reimburse Lender for, all expenses (including all reasonable attorneys' fees, court costs and related disbursements) incurred by Lender in the defense of any claim that a payment received by Lender in respect of all or any part of the Guaranteed Obligations must be refunded. The provisions of this Section shall survive the termination of this Guaranty and any satisfaction and discharge of any Borrower by virtue of any payment, court order or any federal or state law.


                                                                  FORM 4502 3/94

                                     J(1)-8

        14. WAIVER. Neither this Guaranty nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by Lender and Guarantor expressly referring to this Guaranty and to the provisions so changed or limited. No such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of Lender in exercising any right under this Guaranty shall operate as a waiver thereof or otherwise by prejudice thereto.

         15. CROSS-DEFAULT WITH MASTER AGREEMENT. The occurrence of an Event of Default under the Master Agreement shall constitute a default under this Guaranty. Upon the occurrence of an Event of Default under the Master Agreement, Lender, at Lender's option, may exercise any or all of the remedies to which it may be entitled under this Guaranty or other Loan Documents upon the breach of any covenant or agreement by Guarantor under this Guaranty.

         16. SECURITY FOR THE GUARANTY. Guarantor's obligations under this Guaranty are secured by the Security Instruments and any other Security Documents executed by Guarantor from time to time to secure the Guaranty, and reference to the Master Agreement and such documents is made for Lender's rights upon the occurrence of a default under this Guaranty. Each Security Instrument or other Security Document may be released as security for the Guaranty in accordance with the provisions of the Master Agreement and the Security Instrument or other Security Document.

         17. NOTICES. All notices or other communications hereunder shall be sufficiently given and shall be deemed given when sent in the manner prescribed by the Master Agreement.

         18. ASSIGNABILITY BY LENDER. Lender may, without notice to Guarantor, assign or transfer the Loans and the Loan Documents, in whole or in part. In such event, each and every immediate and successive assignee, transferee or holder of all or any part of the Loans and the Loan Documents shall have the right to enforce this Guaranty, by legal action or otherwise, as fully as if such assignee, transferee, or holder were by name specifically given such right and power in this Guaranty. Lender shall have an unimpaired right to enforce this Guaranty for its benefit as to so much of the Loans and the Loan Documents as Lender has not sold, assigned or transferred.

         19. GUARANTOR BOUND BY JUDGMENT AGAINST BORROWER. Guarantor shall be conclusively bound, in any jurisdiction, by the judgment in any action by Lender against any Borrower in connection with the Loan Documents (wherever instituted) as if Guarantor were a party to such action even if not so joined as a party.

         20. NONRECOURSE OBLIGATIONS. The provisions of Article XXI of the Master Agreement (entitled Nonrecourse Obligations), which limits Lender's recourse against Guarantor, are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein.


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


         21. GOVERNING LAW. The provisions of Section 22.06 of the Master Agreement (entitled Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial) are hereby incorporated into this Agreement by the reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

         22. INVALID PROVISIONS. If any provision of this Guaranty or the application thereof to Guarantor or any circumstance in any jurisdiction whose laws govern this Guaranty shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent of such invalidity or unenforceability and shall be deemed modified to conform to such statute, regulation or rule or law. The remainder of this Guaranty and the application of any such invalid or unenforceable provision to parties, jurisdictions or circumstances other than those to whom or to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability nor shall such invalidity or unenforceability affect the validity or enforceability of any other provision of this Guaranty.

         23. GENERAL PROVISIONS. This Guaranty shall be binding upon the respective successors and assigns of Guarantor, and shall inure to the benefit of Lender and its successors and assigns, including, without limitation, each successive holder of the Notes. The descriptive headings of the Sections of the Guaranty have been inserted herein for convenience of reference only and shall not define or limit the provisions hereof.

         IN WITNESS WHEREOF, Guarantor has signed this Guaranty under seal as of the day and year first above written.

                                            [INSERT GUARANTOR'S SIGNATURE BLOCK]

         Lender is executing this Guaranty solely to evidence its agreement to all of the terms of this Guaranty. Lender's execution of this Guaranty shall not impose any liability on Lender.

                                        LENDER:

                                        WASHINGTON MORTGAGE FINANCIAL GROUP,
                                        LTD., A DELAWARE CORPORATION

                                        By:      ______________________________
                                                 Mark E. Gordon
                                                 Vice President





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                                     J(1)-10



                                    EXHIBIT A

                                     OWNERS

---------------------------------------------------------------------------------------------------------------
                                ASSET
              OWNERS            NUMBER      PROPERTY NAME                   PROPERTY ADDRESS

---------------------------------------------------------------------------------------------------------------
The TC- West/Greensview           M-1       Greensview West               9090-C Town & Country
Company                                                                   Boulevard
                                                                          Howard County
                                                                          Ellicott City, MD  21043

---------------------------------------------------------------------------------------------------------------
The TC-East Company               M-2       Bowley's Quarters             3719-B White Pine Road
                                                                          Baltimore County
                                                                          Baltimore, MD  21220

---------------------------------------------------------------------------------------------------------------
The TC-Harford Company            M-3       Harford                       9150 Parkland Road
                                                                          Baltimore County
                                                                          Baltimore, MD  21234

---------------------------------------------------------------------------------------------------------------
The TC-Hollows Company            M-4       Hollows                       7930-B Silverleaf Court
                                                                          Anne Arundel County
                                                                          Glen Burnie, MD  21061

---------------------------------------------------------------------------------------------------------------
The TC-Montgomery                 M-5       Montgomery Knolls             169-D Watkins Mill Road
Company                                                                   Montgomery County
                                                                          Gaithersburg, MD  20879

---------------------------------------------------------------------------------------------------------------
The TC-North Company              M-6       Cockeysville                  10337 Society Park Drive
                                                                          Baltimore County
                                                                          Cockeysville, MD  21030

---------------------------------------------------------------------------------------------------------------
The TC-Woodmoor                   M-7       Woodmoor                      3103 Windsor Boulevard
Company                                                                   Baltimore County
                                                                          Baltimore, MD  21207

---------------------------------------------------------------------------------------------------------------
The TC-Ridge-View                 M-8       Ridge View                    109-F Aspinwood Way
Company                                                                   Baltimore County
                                                                          Baltimore, MD  21237

---------------------------------------------------------------------------------------------------------------
The TC-South Company              M-9       Woodhill                      215-D Woodhill Drive
                                                                          Anne Arundel County
                                                                          Glen Burnie, MD  21061

                                    J(1)-A-1

---------------------------------------------------------------------------------------------------------------
                                ASSET
              OWNERS            NUMBER      PROPERTY NAME                   PROPERTY ADDRESS

---------------------------------------------------------------------------------------------------------------
The TC-Garden Wood               M-10       Garden Wood                   1600 Cantwell Road
Company                                                                   Baltimore County
                                                                          Baltimore, MD  21244

---------------------------------------------------------------------------------------------------------------

The TC-Hallfield Manor           M-11       Hallfield                     8517-A Heathrow Court
Company                                                                   Baltimore County
                                                                          Baltimore, MD  21236

---------------------------------------------------------------------------------------------------------------
The TC-Montpelier                M-12       Willow Lake                   13005 Old Stage Coach Road
Company                                                                   #1518
                                                                          Prince George's County
                                                                          Laurel, MD  20708

---------------------------------------------------------------------------------------------------------------
The TC-Northeast                 M-13       Rossville                     7422 Brushfield Road
Company                                                                   Baltimore County
                                                                          Baltimore, MD  21237

---------------------------------------------------------------------------------------------------------------
The TC-Laurel Company            M-14       Tall Oaks                     3519 Leslie Way
                                                                          #101
                                                                          Anne Arundel County
                                                                          Laurel, MD  20724

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The TC-Rolling Road              M-15       Rolling Road                  7106-D Rolling Bend Road
Company                                                                   Baltimore County
                                                                          Baltimore, MD  21244

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The TC-Versailles                M-16       Versailles                    111 Versailles Circle
Company                                                                   Baltimore County
                                                                          Baltimore, MD  21204

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The TC-Fox Haven                 M-17       Fox Haven                     3101 Windsor Boulevard
Company                                                                   Baltimore County
                                                                          Baltimore, MD  21207

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The TC-Charlesmont               M-18       Charlesmont                   3000 Wallford Drive
Company                                                                   Baltimore County
                                                                          Baltimore, MD  21222

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The TC-Fox Run Company           M-19       Fox Run                       2 Observation Court
                                                                          Montgomery County
                                                                          Germantown, MD  20876


                                    J(1)-A-2



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                                ASSET
              OWNERS            NUMBER      PROPERTY NAME                   PROPERTY ADDRESS

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
The TC-Stonegate                 M-20       Stonegate                     4301 Stonegate Boulevard
Company                                                                   Cecil County
                                                                          Elkton, MD  21921

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The TC-University Heights         V-1       University Heights            20300 River Ridge Terrace
Company                                                                   Loudoun County
                                                                          Ashburn, VA  20147

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The TC-Barton's Crossing          V-2       Barton's Crossing             205 Century Place
Company                                                                   Fairfax County
                                                                          Alexandria, VA  22304

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The TC-Glen Company               V-3       The Glen                      90 Heritage Way N.E.
                                                                          Loudoun County
                                                                          Leesburg, VA  20176

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The TC-McNair Farms               V-4       McNair Farms                  2511 Farmcrest Drive
Company                                                                   Fairfax County
                                                                          Herndon, VA  22070

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The TC-Carlyle Station            V-5       Carlyle Station               10519 Lariat Lane
Company                                                                   Prince William County
                                                                          Manassas, VA  20109

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The TC-Allentown                  P-1       Hidden Village                1943-E Pinehurst Court
Company                                                                   Lehigh County
                                                                          Allentown, PA  18103

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The TC-Emmaus Company             P-2       Colonial Crest-Emmaus         102 North Tenth Street
                                                                          Lehigh County
                                                                          Emmaus, PA  18049

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The TC-Hanover Company            P-3       Hanover                       203-E West Clearview Road
                                                                          York County
                                                                          Hanover, PA  17331

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The TC-Harrisburg                 P-4       Colonial Park                 4263-B Williamsburg Drive
Company                                                                   Dauphin County
                                                                          Harrisburg, PA  17109

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The TC-Harrisburg-East            P-5       Union Deposit                 1008 Eaglescrest Court
Company                                                                   Dauphin County
                                                                          Harrisburg, PA  17109


                                    J(1)-A-3


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                                ASSET
              OWNERS            NUMBER      PROPERTY NAME                   PROPERTY ADDRESS

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
The TC-Lancaster West             P-6       Lancaster West                190 Colonial Crest Drive
Company                                                                   Lancaster County
                                                                          Lancaster, PA  17601

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The TC-Lancaster East             P-7       Lancaster East                77 Foal Court
Company                                                                   Lancaster County
                                                                          Lancaster, PA  17602

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The TC-York Company               P-8       York                          2000 Maplewood Drive
                                                                          York County
                                                                          York, PA  17403

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The TC-Rolling Hills              P-9       Rolling Hills                 1701 Taxville Road
Company                                                                   #3-D
                                                                          York County
                                                                          York, PA  17404

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The TC-Christina Mill             D-1       Christina Mill                100 Christina Mill Drive
Company                                                                   New Castle County
                                                                          Newark, DE  19711

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






                                    J(1)-A-4